SUPPLEMENT DATED AUGUST 29, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

LONG/SHORT LARGE-CAP PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Long/Short Large-Cap Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective October 1, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

References to Terance Chen in the “Portfolio Manager and Primary Title with Sub-Adviser” table in the Management subsection will be deleted, and the table will be deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Thomas Luddy, CFA, Managing Director and Portfolio Manager	Since 2008
Susan Bao, CFA, Managing Director and Co-Portfolio Manager	Since 2008
Raffaele Zingone, CFA, Managing Director	Since 2014
Aryeh Glatter, Executive Director	Since 2014